UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2021

Fresh Vine Wine, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Highway 169 North, Suite 255

Plymouth, MN 55441

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Initial Public Offering and Underwriting Agreement

On December 17, 2021, Fresh Vine Wine, Inc. (formerly Fresh Grapes, LLC) (the “Company”) completed its underwritten initial public offering (the “IPO”) of 2,200,000 shares of the Company’s common stock (“Common Stock”) at a price to the public of $10.00 per share. All shares of Common Stock were issued and sold by the Company. The underwriters have been granted a 45-day option to purchase up to an additional 330,000 shares of common stock from the Company at the initial public offering price. The shares of Common Stock were registered for sale pursuant to Registration Statements on Form S-1 (Registration No. 333-261037), initially filed with the Securities and Exchange Commission on November 12, 221 and declared effective on December 13, 2021 ) (as amended, the “Registration Statement”).

On December 13, 2021, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with The Oak Ridge Financial Services Group, Inc., as representative (the “Representative”) of the underwriters listed on Schedule I thereto. The Underwriting Agreement contains customary terms and conditions for an underwritten public offering, including the Company’s obligation to pay certain expenses associated with the offering. The Underwriting Agreement also contains indemnification and contribution provisions that would require each party to indemnify the other party for damages that arise out of any untrue statement or omission of a material fact in the registration statement, prospectus or other marketing materials relating to the offering, which statement or omission would cause the disclosure therein to be materially misleading and resulted from information supplied by the indemnifying party.

The description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

Director and Officer Indemnification Agreements

Effective December 13, 2021, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its officers and directors. The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company’s bylaws (the “Bylaws”) and generally provide that the Company shall indemnify the indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution. The terms and provisions of the Indemnification Agreements are substantially the same as those set forth in the form of Indemnification Agreement previously filed as Exhibit 10.13 to the Registration Statement and as described therein. The description of the Indemnification Agreements is qualified in its entirety by reference to the full text of such form of Indemnification Agreement, which is incorporated by reference as Exhibit 10.1 hereto and hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

Underwriter Warrant

Upon closing of the IPO on December 17, 2021, as additional underwriting compensation, the Company granted to the underwriters for the IPO warrants to purchase up to an aggregate of 110,000 shares of Common Stock at an exercise price of $12.00 per share, subject to customary anti-dilution provisions. The warrants are exercisable for a term of five years, commencing on December 13, 2022 (the one year anniversary of the date of the final prospectus for the IPO). The Warrants includes a cashless exercise provision entitling the underwriters to surrender a portion of the underlying common stock that has a value equal to the aggregate exercise price, in lieu of paying cash upon exercise.

The warrants were issued to the underwriters in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), since the issuance did not involve a public offering, the recipient took the securities for investment and not resale, and the Company took appropriate measures to restrict transfer.

The foregoing disclosure is qualified in its entirety by reference to the form of Underwriter Warrant, which is filed as Exhibit 4.1 hereto and hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Equity Incentive Plan

Effective December 9, 2021, the Company’s Board of Directors adopted and approved The Fresh Vine Wine, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) substantially in the form previously filed as Exhibit 10.10 to the Registration Statement. The 2021 Plan provides for the granting of incentive and non-qualified stock options, restricted and unrestricted stock, restricted and unrestricted stock units, stock appreciation rights, performance units and other stock-based awards to current and prospective employees and directors of, and consultants and advisors to, the Company. The 2021 Plan was approved by the Company’s stockholders on December 11, 2021. For further information regarding the 2021 Plan, see “Executive and Director Compensation—Fresh Vine Wine, Inc. 2021 Equity Incentive Plan” in the Registration Statement.

A copy of the 2021 Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the 2021 Plan is not complete and is qualified in its entirety by reference to such exhibit.

Grants of Restricted Stock Units

Effective December 17, 2021, the Company granted 125,926 and 251,851 restricted stock units (“RSUs”), respectively, to Elliot Savoie, Chief Financial Officer and Secretary of the Company, and Timothy Michaels, Chief Operating Officer of the Company, under the 2021 Plan. Each RSU represents the right to receive one share of Common Stock from the Company upon vesting, with vesting scheduled to occur on the date that is 180 days after the date of the final prospectus for this offering.

The Form of Restricted Stock Unit Agreement governing the RSUs was filed as Exhibit 10.11 to the Registration. The above description of the RSUs is not complete and is qualified in its entirety by reference to such exhibit, which is incorporated by reference as Exhibit 10.3 hereto and hereby incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2021, the Company completed its conversion from a Texas limited liability company to a Nevada corporation, upon which the Company’s Articles of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.1 to the Registration Statement became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock. On December 9, 2021, the Company’s board of directors adopted bylaws of the Company (the “Bylaws”) in the form previously filed as Exhibit 3.2 to the Registration Statement. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On December 13, 2021, the Company issued a press release announcing the pricing of the IPO, which is attached hereto as Exhibit 99.1.

On December 17, 2021, the Company issued a press release announcing the closing of the IPO, which is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement dated December 13, 2021 by and between Fresh Vine Wine, Inc. and The Oak Ridge Financial Services Group, Inc., as Representative of the several Underwriters Named in Schedule I thereto
3.1*	Articles of Incorporation of Fresh Vine Wine, Inc.
3.2*	Bylaws of Fresh Vine Wine, Inc.
4.1*	Form of Underwriter Warrant
10.1	Form of Indemnification Agreement between Fresh Vine Wine, Inc. and each of its officers and directors (incorporated by reference to Exhibit 10.13 to Registration Statement on Form S-1/A filed December 7, 2021)
10.2*	Fresh Vine Wine, Inc. 2021 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement, pursuant to the Fresh Vine Wine, Inc. 2021 Equity Incentive Plan, between Fresh Vine Wine, Inc. and each of Timothy Michaels and Elliot Savioe (incorporated by reference to Exhibit 10.11 to Registration Statement on Form S-1/A filed December 7, 2021)
99.1*	Press Release dated December 13, 2021
99.2*	Press Release dated December 17, 2021

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: December 20, 2021	By:	/s/ Elliot Savoie
Elliot Savoie
Chief Financial Officer

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